Intellectual Technology, Inc.
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of Intellectual Technology, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Intellectual Technology, Inc. (the "Company"), a Delaware corporation, will be held on Friday, June 9, 2000, at 10:30 a.m., local time, at the Holiday Inn Express, 621 South Highway 101, Solana Beach, California, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To ratify the appointment of Comiskey & Company P.C. as independent accountants of the Company for the fiscal year ending
December 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on May 22, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

                                    Sincerely,

                                    Janice L. Welch
                                    Secretary

Carlsbad, California
May 26, 2000








      Intellectual Technology, Inc.

      PROXY STATEMENT

      INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

       The enclosed Proxy is solicited on behalf of Intellectual Technology, Inc. (the "Company"), for use at the Annual Meeting of Shareholders to be held on Friday, June 9, 2000, at 10:30 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn Express, 621 South Highway 101, Solana Beach, California 92075. The Company's telephone number is (760) 929-9789.

      These proxy solicitation materials were mailed on or about May 26, 2000 to all shareholders of record at the close of business on May 22, 2000 (the "Record Date"). A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1999 ("fiscal 1999"), including financial statements, was sent to the Shareholders prior to or concurrently with this Proxy Statement.


RECORD DATE; OUTSTANDING SHARES

     Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 10,000,000 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Janice L. Welch, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     On all matters each share has one vote.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegraph or letter.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR ANNUAL MEETING FOR FISCAL YEAR 2000

     Proposals of shareholders of the Company which are to be presented by such shareholders at the Company's Annual Meeting for the year ended December 31, 2000 ("fiscal 2000") must be received by the Company no later than September 30, 2000 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting.

     PROPOSAL ONE
     ELECTION OF DIRECTORS

NOMINEES

     A Board of five (5) directors is to be elected at this meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below. All of the nominees are presently directors of the Company. In the event any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below:

NAME OF NOMINEE           AGE      PRINCIPAL                       DIRECTOR
                                   OCCUPATION                        SINCE

Nicholas J. Denice         59     President, Chief Executive Officer,
                                  Director of the Company              1999

Nicholas Litchen           73     Retired Investor                     1991

Walter G. Fuller           59     President, M&S Steel Co., Inc.       1997

Robert Neece               52     Attorney, Burns, Wall, Smith &
                                  Mueller                              1998

Christopher M. Welch       31     Executive Council Agent, New
                                  York Life                            1999

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation set forth above during the past five (5) years.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four (4)
regular meetings during fiscal 1999.   During fiscal 1999, each director
attended one hundred percent (100%) of the meetings of the Board of Directors held during the time each was serving as a director. During fiscal 1999 the Company did not have any committees of the Board of Directors.

DIRECTOR COMPENSATION

     Directors are paid $250 for each Board meeting attended in fiscal 1999. Effective with the 2000 fiscal year, all directors will be considered to be employees for purposes of the Company's Incentive Stock Option Plan, if adopted by the shareholders later this year. Directors may also receive consulting fees for projects completed at the request of management.

REQUIRED VOTE

     Each shareholder voting in the election of directors may cast one vote for each share held (for or against each director). Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no legal effect under Delaware law. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

     MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.


     PROPOSAL TWO
     RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected Comiskey & Company, P.C. ("Comiskey"), independent public accountants, to audit the financial statements of the Company for fiscal 2000. Comiskey has audited the Company's financial statements for several years. Representatives of Comiskey are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Ratification of the appointment of Comiskey requires the affirmative vote of a majority of the Votes Cast. "Votes Cast" is the number of shares of the Company's common Stock represented and "voting" at the Annual Meeting. The affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (I) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory authority in Delaware as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the ratification of auditors, the Company believes that abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of votes cast has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF COMISKEY AS INDEPENDENT ACCOUNTANTS.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF
1934

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal 1999, all filing requirements applicable to its executive officers and directors were complied with.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into indemnification agreements with its executive officers, directors and certain significant employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These agreements provide, among other things, for indemnification of the executive officers, directors and certain significant employees in proceedings brought by third parties and in shareholder derivative suits. Each agreement also provides for advancement of expenses to the indemnified party. The agreements have been approved by the majority vote of the disinterested shareholders of the Company.

     As of September 1999, the Company entered into an agreement with ARS, a related party, for the purchase of a patent for $130,000. For the year ended December 31, 1999, $10,000 of this amount had been repaid, and $40,810 had been charged to interest expense. The remainder of the payable is due in quarterly installments of $5,000, inclusive of interest of 6.61%.

     From time to time, the Company has obtained temporary financing from its directors and officers. A total of $135,000 and $21,000 was repaid at an interest rate of 8% in 1999 and 1998. Interest expense recognized in 1999 and 1998 as payable to directors and officers totaled $1,314 and $0, respectively.

     The Company also obtained certain temporary financing from shareholders or parties related to shareholders. The average interest rate on these obligations was 8%. At December 31, 1999 and 1998, principal amounts owed to shareholders totaled $5,801 and $16,200, and accrued interest was $32 and $12,593. The amount of interest expense on these notes in 1999 and 1998 totaled $1,769 and $2,785.

     The Company leases service vehicles from a company owned by a relative of one of ITI's Directors. The lease calls for monthly payments of $2,233.

     For the year ended December 31, 1999, the Company has two related party receivables totaling $37,212. Both of these notes are non-recourse and are secured by shares of stock of the Company.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 23, 2000, other than certain of its officers and directors, no person was known by the Company to own or control beneficially more than five percent of its outstanding voting stock. The table below sets forth the total number of shares of the Company's outstanding voting stock owned by each director and officer of the Company, and by all officers and directors as a group.


Name and Address of    Title of Class     Number of Shares    Percent of
Beneficial Owner       and of Record      Owned Beneficially  Class(5)

Nicholas Denice         Common Stock           180,000(3)      1.6%
6353 Constitution Ave.
Ft. Wayne, IN  46804

Janice L. Welch(1)      Common Stock          4,115,040       35.7%
c/o 1945 Camino Vida
Roble Suite O
Carlsbad, CA 92008

Walter G. Fuller        Common Stock         2,904,880(4)     25.2%
217 E. Railroad
P.O. Box 299
Garrett, IN  46738

Nicholas Litchin(2)     Common Stock         1,524,760(4)    13.2%
6353 Constitution Ave.
Ft. Wayne, IN  46804

Robert Neece            Common Stock           458,000(4)     4.0%
c/o 303 East 17th Ave.
Denver, Colorado 80202

Christopher M. Welch
c/o 1945 Camino Vida
Roble Suite O
Carlsbad, CA  92008         n/a                 none          0.0%

All Officers and        Common Stock         9,182,680       79.7%
Directors as a Group
(5 persons)

(1) Includes 3,345,000 shares held of record by Ms. Welch as the Trustee of the J&S Trust.
(2) Includes 214,920 shares held of record by L&R Realty, an Indiana general partnership, of which Mr. Litchin is a partner, 699,840 shares held of record by the Litchin Family Partnership, of which Mr. Litchin is a general partner, and 360,000 shares held of record by Mercer
Beverage Co., an Ohio corporation, of which Mr. Litchin is the President and of which Mrs. Litchin is a principal shareholder. Mr.
Litchin disclaims beneficial ownership of these shares.
(3) Includes options to purchase 180,000 common shares under the Company's incentive stock option plan
(4) Includes options to purchase 250,000 common shares under the Company's incentive stock option plan
(5) Adjusted for the effect of 1,525,000 shares issuable upon exercise of outstanding incentive stock options



      EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE
                        Annual Compensation      Long-term Compensation Awards
                                                     Restricted    Options
                                                      Stock          and
Name and Position      Year   Salary    Bonus         Awards         Sar's

Nicholas Denice        1997   $      -   $    -       $     -      $     -
CEO, Director          1998   $      -   $    -       $     -      $     -
                       1999   $104,083   $    -       $     -      $   (1)

John F. Grim (2)       1997   $125,000   $    -       $     -      $     -
VP Marketing           1998   $125,000   $    -       $     -      $     -
and Director           1999   $126,602   $    -       $     -      $     -



(1) Options to purchase 180,000 shares of common stock were granted in August 1999

(2) Mr. Grim was an officer and director at December 31, 1999 but is no longer employed by the Company.

(3) Perquisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus, in accordance with regulations promulgated by the Securities and Exchange Commission (the "SEC"); therefore, the Other Annual Compensation has not been included in this table.

(4) The Company has not granted any stock appreciation rights or restricted stock awards and does not have any Long-Term Incentive
Plans as that term is defined in regulations promulgated by the SEC.

STOCK OPTION GRANTS AND EXERCISES

     The following tables set forth, for the executive officers named in the Summary Compensation Table, the stock options granted under the Company's stock option plans and the options exercised by such executive officers during fiscal 1999.

STOCK OPTION GRANTS IN FISCAL 1999

OPTION/SAR GRANTS DURING THE LAST FISCAL YEAR

   Name         Number of   % of Total Options/SARS   Exercise
                Securities  Granted to All Employees  Price per  Expiration
                Underlying  For the year 12/31/99     Share      Date
                Options

Nicholas Denice   60,000                               $0.38      8/25/2002
CEO               60,000       11.8%                   $0.38      8/25/2003
                  60,000                               $0.38      8/25/2004


----------------
(1) These options become exercisable as to sixty thousand shares on each of the first three anniversaries from the date of grant.

       OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Company may recommend.

THE BOARD OF DIRECTORS


Dated: May 26, 2000




PROXY                   INTELLECTUAL TECHNOLOGY, INC.
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                     SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Nicholas J. Denice with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Intellectual Technology, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at The Holiday Inn Express, 621 South Highway 101, Solana Beach, California on Friday, June 9, 2000 at 10:30 a.m. Pacific Time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May 26, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's Annual Report for the year ended December 31, 1999.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1
AND 2.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

/ X /  PLEASE MARK VOTES AS IN THIS EXAMPLE

1. ELECTION OF DIRECTORS.

Nominees:
                                                FOR        WITHHELD

Nicholas J. Denice                              /   /        /   /

Nicholas Litchen                                /   /        /   /

Walter G. Fuller                                /   /        /   /

Robert Neece                                    /   /        /   /

Christopher M. Welch                            /   /        /   /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING                  /   /

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                  /   /



2. PROPOSAL TO RATIFY THE APPOINTMENT OF COMISKEY & COMPANY P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

            FOR                AGAINST                      ABSTAIN

          /   /                /   /                        /   /

AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE ADOPTION OF THE COMPANY'S INCENTIVE STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF COMISKEY & COMPANY AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature: ________________________________ Date ____________

Signature: ________________________________ Date ____________